--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                   Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                February 28, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

FLORIDA INSURED INTERMEDIATE TAX-FREE FUND

* Municipal bonds and the fund provided solid returns for the six and 12 months ended February 28, 1998.

* Florida took steps to maintain its high credit rating by establishing a Budget Stabilization Fund.

* The fund's 6- and 12-month returns of 4.01% and 6.71%, respectively, were a bit lower than the Lipper peer group average due to our more conservative strategy last spring.

* We made some duration adjustments during the year, shortening as rates rose last spring, lengthening subsequently, and ending in a neutral posture.

* We expect slower economic growth and continued low inflation in 1998 which should be favorable for municipal bonds.
FELLOW SHAREHOLDERS

     The municipal bond market and your fund provided strong returns for the six months ended February 28 as interest rates declined against a background of subdued inflation. Because of their lower risk profiles, most fixed income investments in the U.S. benefited from the jitters experienced by worldwide stock markets in the wake of Southeast Asian currency and economic crises.

MARKET ENVIRONMENT

     During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with long-term AAA-rated bonds breaking below the 5% level. Both the taxable and tax-free markets benefited from the positive influence of continued low inflation. However, yields on tax-free securities fell less than on comparable Treasury issues because of a sharp increase in supply as municipal issuers took advantage of low borrowing costs. Municipal issuance increased by 20% in 1997, and supply in 1998 was the highest ever for the first two months. As a result, Treasury securities outperformed municipals for the past six months.

     [Yield chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/97 through 2/98]

     Yields on long-term AAA municipal bonds fell about 27 basis points from the end of August (100 basis points equal one percent). Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. The yield curve flattened throughout most of the past six months, except for the last two weeks in February when long-term rates rose more than short-term rates. Florida bonds generally followed national market trends.

     The major influence on rates was, and continues to be, the lack of rising inflationary pressures. At the end of 1997, consumer prices were rising at a 1.7% annual rate, the lowest since 1986. The economy grew at an impressive rate of 3.8% in 1997, which led to improving credit quality in the municipal market. With inflation low despite the robust economy, the Federal Reserve left short-term interest rates unchanged after raising the federal funds rate in March of 1997.

     Florida's economy was strong in 1997, with employment growth of 3.6% outstripping the 2.6% rate for the U.S. as a whole. The services sector powered much of this growth. Personal income increased at a higher rate in Florida than for the nation and should do so again in 1998. Although the influx of new residents has slowed, the state is one of the fastest-growing in the U.S. - an advantage that also brings budgetary pressures. Nevertheless, Florida is aggressively addressing revenue and spending concerns. For example, to reduce the state's reliance on sales taxes, which typically decline if the economy weakens, the constitution was amended to establish a Budget Stabilization Fund with mandated annual contributions from the state. Recognizing Florida's financial strength, rating agencies have assigned AA or AA+ to the state's general obligations. The major cloud in the state's credit picture is the City of Miami, to which your fund has no exposure.

PERFORMANCE AND STRATEGY REVIEW

================================================================================
Performance Comparison
================================================================================
Periods Ended 2/28/98                       6 Months          12 Months
--------------------------------------------------------------------------------
Florida Insured Intermediate
Tax-Free Fund                                  4.01%              6.71%

Lipper Florida Intermediate
Municipal Debt Funds Average                   4.06   6.98
================================================================================

     The fund provided a strong total return of 4.01% for the six-month period, reflecting income of $0.23 per share and a $0.19 increase in share price. For the fiscal year as a whole, the return of 6.71% was generated by income of $0.46 per share and $0.23 of price appreciation, virtually all of which occurred in the past six months. Results for the second half were a few basis points below our Lipper peer group average, but those for the 12 months lagged more. This was primarily because the fund's posture in the spring of 1997, after the Federal Reserve raised interest rates, was somewhat more conservative than that of the average Florida bond fund. Since the fund's inception in March 1993, cumulative performance has exceeded the Lipper average, as shown in the chart on page 7 depicting the growth of a $10,000 investment.

     In the first half of the year, we adopted a slightly defensive posture that caused us to lose some ground versus our peer group in the spring and summer of 1997 when interest rates declined on balance. Specifically, we trimmed the fund's duration. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of five years tells you that the fund's price would fall or rise about 5% in response to a one-percentage-point increase or decrease in interest rate levels.) However, the bond market corrected in August and September as interest rates moved higher. We took advantage of the resulting lower prices to move to a neutral posture. In the fall, a combination of lower Treasury yields and heavy municipal issuance improved the relative value of municipal investments compared with taxable securities. We perceived the increased value as an opportunity to become more aggressive and extend the fund's duration. As the market rallied into January, we moved back to a more neutral position , ending the fiscal year with a duration of 5.5 years. This strategy brought the fund's performance close to the peer group average for the second half.

==============================
In  the   fall  .  .  .  lower
Treasury   yields   and  heavy
municipal   issuance  improved
the    relative    value    of
municipal investments . . .
------------------------------

     Reflecting our ongoing search for ways to enhance your fund's yield, we increased our holdings of hospital revenue bonds, which offer a yield advantage over other types of bonds carrying similar insurance. Otherwise, there were no major changes in the fund's sector diversification during the past six months, as shown in the table following this letter. Since most of our holdings have appreciated, we sought to minimize trading during the second half to avoid creating capital gains that would be taxable to you when distributed. Your fund had no taxable distributions during its fiscal year.

OUTLOOK

     The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

     Municipal bonds produced good results over the last 12 months despite a surge in new issuance. However, the municipal market has come under some pressure from both heavy supply and the recent rise in Treasury yields. Compared with Treasuries on an after-tax basis, municipals are very attractive, however, and could entice investors looking to take advantage of their relative appeal. We expect slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
March 20, 1998

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                       8/31/97         2/28/98
Price Per Share                                        $ 10.56         $ 10.75
Dividends Per Share
        For 6 months                                      0.23            0.23
        For 12 months                                     0.46            0.46
Dividend Yield *
        For 6 months                                      4.40%           4.38%
        For 12 months                                     4.50            4.44
Weighted Average Maturity (years)                         7.0             7.5
Weighted Average Effective Duration (years)               5.4             5.5
Weighted Average Quality **                                AA              AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================


T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR Diversification
                                                      Percent of     Percent of
                                                      Net Assets     Net Assets
                                                         8/31/97        2/28/98

Dedicated Tax Revenue                                        20%             21%
General Obligation - Local                                   17              15
Hospital Revenue                                              5               9
Electric Revenue                                              9               8
Water and Sewer Revenue                                      10               8
Air and Sea Transportation Revenue                            7               7
Ground Transportation Revenue                                 4               6
Prerefunded Bonds                                             6               5
Lease Revenue                                                 6               5
Solid Waste Revenue                                           4               3
General Obligation - State                                    3               3
Life Care/Nursing Home Revenue                                3               3
Housing Finance Revenue                                       3               2
Escrowed to Maturity                                          -               2
Nuclear Revenue                                               2               2
Other Assets Less Liabilities                                 1               1
--------------------------------------------------------------------------------
Total                                                       100%            100%
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Florida Insured Intermediate Tax-Free Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                 Since Inception
Periods Ended 2/28/98                       1 Year  3 Years  Inception      Date
--------------------------------------------------------------------------------
Florida Insured Intermediate Tax-Free Fund   6.71%    6.62%      6.04%   3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
For a share outstanding throughout each period

Financial Highlights
                                                    Year                                                                 3/31/93
                                                   Ended                                                                 through
                                                 2/28/98           2/28/97           2/29/96           2/28/95           2/28/94
NET ASSET VALUE
Beginning of period .....................     $    10.52        $    10.61        $    10.14        $    10.30        $    10.00
Investment activities
        Net investment income ...........           0.46*             0.46*             0.47*             0.43*             0.37*
        Net realized and
        unrealized gain (loss) ..........           0.23             (0.07)             0.47             (0.14)             0.31
        Total from
        investment activities ...........           0.69              0.39              0.94              0.29              0.68
Distributions
        Net investment income ...........          (0.46)            (0.46)            (0.47)            (0.43)            (0.37)
        Net realized gain ...............           --               (0.02)             --               (0.02)            (0.01)
        Total distributions .............          (0.46)            (0.48)            (0.47)            (0.45)            (0.38)
NET ASSET VALUE
End of period ...........................     $    10.75        $    10.52        $    10.61        $    10.14        $    10.30
Ratios/Supplemental Data
Total return ............................           6.71%*            3.81%*            9.41%*            3.01%*            6.84%*
Ratio of expenses to
average net assets ......................           0.60%*            0.60%*            0.60%*            0.60%*            0.60%*+
Ratio of net investment
income to average
net assets ..............................           4.35%*            4.39%*            4.47%*            4.38%*            3.57%*+
Portfolio turnover rate .................           25.0%             75.8%             98.7%            140.5%             70.6%+
Net assets, end of period
(in thousands) ..........................     $   90,941        $   78,783        $   67,260        $   51,922        $   37,868

*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
                                                               February 28, 1998
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                  Par      Value
                                                                    In thousands

FLORIDA  94.0%
Brevard County HFA, Holmes Regional Medical Center
                5.20%, 10/1/05 (MBIA Insured) ............     $2,000     $2,121
Canaveral Port Auth., 5.75%, 6/1/16 (FGIC Insured) * .....      1,000      1,062
Charlotte County, Utility
                6.875%, 10/1/21 (FGIC Insured)
                (Prerefunded 10/1/01+) ...................      2,000      2,225
Dade County
        Aviation, 5.40%, 10/1/03 (MBIA Insured) * ........      1,140      1,209
        Resource Recovery Fac ............................
                6.00%, 10/1/06 (AMBAC Insured) * .........      2,500      2,778
Dade County School Dist., GO
                5.50%, 8/1/04 (MBIA Insured) .............      2,000      2,143
                6.00%, 7/15/04 (MBIA Insured) ............      3,545      3,894
Dade County Water and Sewer
                5.375%, 10/1/16 (FGIC Insured) ...........      1,500      1,545
Duval County School Dist., GO
                6.125%, 8/1/04 (AMBAC Insured) ...........      2,000      2,176
Florida Board of Ed., GO
        Capital Outlay, VRDN (Currently 3.65%) ...........        200        200
        Public Ed., 5.40%, 6/1/04 ........................      2,075      2,212
Florida Dept. of Corrections
        Okeechobee Correctional
                5.70%, 3/1/01 (AMBAC Insured) ............      1,355      1,421
                5.80%, 3/1/02 (AMBAC Insured) ............      1,005      1,070
Florida Division of Bond Fin .............................
        Dept. of Environmental Preservation
                5.50%, 7/1/07 (AMBAC Insured) ............      2,000      2,159
                6.00%, 7/1/05 (MBIA Insured) .............        500        555
                6.00%, 7/1/06 (MBIA Insured) .............      4,350      4,867
Florida Housing Fin. Agency
        Multi-Family Housing
                5.80%, 2/1/08 ............................      1,000      1,060
                5.80%, 8/1/08 ............................      1,000      1,063
Florida Municipal Power Agency
        All-Requirements Power Supply
                6.25%, 10/1/21 (AMBAC Insured)
                (Prerefunded 10/1/02+) ...................      1,700      1,883
Florida Turnpike Auth ....................................
                5.50%, 7/1/03 (AMBAC Insured) ............    $ 2,000    $ 2,134
                5.50%, 7/1/05 (AMBAC Insured) ............      1,000      1,079
Gainesville, Utilities System, 6.40%, 10/1/05 ............      1,500      1,658

Hillsborough County
        Environmentally Sensitive
        Lands Acquisition and Protection
                6.20%, 7/1/05 (AMBAC Insured) ............      1,485      1,624
        Improvement Program
                6.00%, 8/1/04 (FGIC Insured) .............      1,895      2,083
Hillsborough County IDA, PCR, Tampa Electric
                VRDN (Currently 3.65%) ...................        900        900
Hillsborough County Port Dist., Tampa Port Auth ..........
                6.50%, 6/1/04 (FSA Insured) * ............      2,000      2,240
Hillsborough County School Dist ..........................
        GO, 7.00%, 8/15/05 (MBIA Insured) ................      3,700      4,340
        Sales Tax, 5.00%, 10/1/98 (AMBAC Insured) ........      1,000      1,008
Indian Trace Community Dev. Dist .........................
        Water Management
                5.50%, 5/1/06 (MBIA Insured) .............      1,215      1,315
                5.50%, 5/1/07 (MBIA Insured) .............        550        597
Jacksonville, Water and Sewer
                6.00%, 10/1/04 (MBIA Insured)
                (Escrowed to Maturity) ...................      1,845      2,033
Jacksonville Beach Utilities
                6.75%, 10/1/20 (MBIA Insured)
                (Prerefunded 10/1/01+) ...................        500        554
Jacksonville HFA
        Charity Obligation Group
                5.00%, 8/15/11 (MBIA Insured) ............        750        766
        Genesis Rehabilitation Hosp ......................
                VRDN (Currently 3.70%) ...................        600        600
Lakeland Electric and Water
                5.625%, 10/1/05 ..........................      2,100      2,286
                6.50%, 10/1/04 (FGIC Insured) ............      3,755      4,248
Lee County School Board, COP
                6.30%, 8/1/01 (FSA Insured) ..............      2,000      2,147
Manatee County, Public Utilities
                6.75%, 10/1/05 (MBIA Insured) ............    $ 2,000    $ 2,321
Orange County, Public Service Tax
                5.60%, 10/1/07 (FGIC Insured) ............        500        547
Orlando and Orange County
        Expressway Auth ..................................
                6.50%, 7/1/10 (FGIC Insured) .............      1,000      1,181
                6.50%, 7/1/11 (FGIC Insured) .............      1,000      1,186
Osceola County HFA
        Evangelical Lutheran Good Samaritan Society
                5.50%, 5/1/03 (AMBAC Insured) ............        660        702
                5.50%, 5/1/04 (AMBAC Insured) ............        700        749
                5.50%, 5/1/05 (AMBAC Insured) ............        735        791
Palm Beach County
        Airport, 7.50%, 10/1/00 (MBIA Insured) ...........      1,855      2,017
        GO, 6.875%, 12/1/03 ..............................        325        372
Pinellas County Water Auth ...............................
                5.50%, 10/1/04 (AMBAC Insured) ...........      2,500      2,687

Reedy Creek Improvement Dist., GO
                6.375%, 6/1/05 (MBIA Insured) ............        500        537
Saint Lucie County, PCR, Florida Power and Light
                VRDN (Currently 3.55%) ...................        100        100
Sarasota County, Utilities
                5.70%, 10/1/01 (FGIC Insured) ............        500        528
Tampa Health Systems, Catholic Health East
                5.25%, 11/15/11 (MBIA Insured) ...........      3,000      3,133
Venice, Bon Secours Health Systems
                5.40%, 8/15/08 (MBIA Insured) ............      1,290      1,392
Total Florida (Cost $81,666) .............................                85,498

GUAM  2.4%
Guam Gov't. Infrastructure
                5.50%, 11/1/05 (AMBAC Insured) ...........      2,000      2,169
Total Guam (Cost $2,138) .................................                 2,169

PUERTO RICO  2.2%
Puerto Rico Commonwealth Infrastructure Fin. Auth.
                5.00%, 7/1/12 (AMBAC Insured) ............     $2,000     $2,036
Total Puerto Rico (Cost $1,984) ..........................                 2,036
Total Investments in Securities
98.6% of Net Assets (Cost $85,788) .......................               $89,703
Other Assets Less Liabilities ............................                 1,238
NET ASSETS ...............................................               $90,941
Net Assets Consist of:
Accumulated net realized gain/loss -
net of distributions .....................................               $ (395)
Net unrealized gain (loss) ...............................                 3,915
Paid-in-capital applicable to 8,462,796
no par value shares of beneficial interest
outstanding; unlimited number of shares authorized .......                87,421
NET ASSETS ...............................................               $90,941
NET ASSET VALUE PER SHARE ................................                $10.75

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
COP    Certificates of Participation
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFA    Health Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                         2/28/98
Investment Income
Interest income .................................................       $ 4,074
Expenses
        Investment management ...................................           303
        Custody and accounting ..................................            90
        Shareholder servicing ...................................            57
        Prospectus and shareholder reports ......................            14
        Registration ............................................            12
        Legal and audit .........................................             8
        Trustees ................................................             6
        Miscellaneous ...........................................             4
        Total expenses ..........................................           494
Net investment income ...........................................         3,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ..............................................            61
        Futures .................................................           (55)
        Net realized gain (loss) ................................             6
Change in net unrealized gain or loss on securities .............         1,792
Net realized and unrealized gain (loss) .........................         1,798
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $ 5,378

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Statement of Changes in Net Assets

In thousands
                                                                                                        Year
                                                                                                       Ended
                                                                                                     2/28/98                2/28/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................              $  3,580               $  3,056
        Net realized gain (loss) .....................................................                     6                   (350)
        Change in net unrealized gain or loss ........................................                 1,792                    (64)
        Increase (decrease) in net assets from operations ............................                 5,378                  2,642
Distributions to shareholders
        Net investment income ........................................................                (3,580)                (3,056)
        Net realized gain ............................................................                  --                     (123)
        Decrease in net assets from distributions ....................................                (3,580)                (3,179)
Capital share transactions*
        Shares sold ..................................................................                38,694                 41,212
        Distributions reinvested .....................................................                 2,480                  2,144
        Shares redeemed ..............................................................               (30,814)               (31,296)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................                10,360                 12,060
Net Assets
Increase (decrease) during period ....................................................                12,158                 11,523
Beginning of period ..................................................................                78,783                 67,260
End of period ........................................................................              $ 90,941               $ 78,783
*Share information
        Shares sold ..................................................................                 3,637                  3,942
        Distributions reinvested .....................................................                   234                    206
        Shares redeemed ..............................................................                (2,898)                (2,997)
        Increase (decrease) in shares outstanding ....................................                   973                  1,151

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
                                                               February 28, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,812,000 and $19,645,000, respectively, for the year ended February 28, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $306,000 which expires in 2005. Capital loss carryforwards utilized in fiscal 1998 amounted to $49,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $85,788,000, and net unrealized gain aggregated $3,915,000, of which $3,917,000 related to appreciated investments and $2,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $25,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $6,000 of management fees were not accrued by the fund for the year ended February 28, 1998. Additionally, $123,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

       In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $109,000 for the year ended February 28, 1998, of which $9,000 was payable at period-end.

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 2/28/98
--------------------------------------------------------------------------------

       We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

       The fund's dividend income included $3,541,000 which qualified as exempt-interest dividends.
================================================================================


T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
T. ROWE PRICE FLORIDA INSURED INTERMEDIATE TAX-FREE FUND

       We have audited the accompanying statement of net assets of T. Rowe Price Florida Insured Intermediate Tax-Free Fund (one of the portfolios comprising the
T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for the each of the four years in the period then ended and the period March 31, 1993 (commencement of operations) to February 28, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Florida Insured Intermediate Tax-Free Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 18, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly the Equity Index Fund.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***    Closed to new investors.
+ Neither the funds nor their share prices are guaranteed or insured by the U.S. government.
Please call for a prospectus. Read it carefully before you invest or send money. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL:   1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com
T. Rowe Price Associates

100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Florida Insured
Intermediate Tax-Free Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F91-050  2/28/98